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                              NUEVO ENERGY COMPANY
                                 JANET F. CLARK
                                STOCK OPTION PLAN

     THIS AGREEMENT is entered into this 5th day of December, 2001, between Nuevo Energy Company, a Delaware corporation (herein called "Company"), and Janet F. Clark (herein called "Grantee").

     Grantee has been offered employment with the Company in accordance with the terms set forth more fully below. In connection with the offer of employment and to induce Grantee to accept her offer of employment, the Compensation Committee of the Board of Directors of the Company has this day authorized the grant of the following options to Grantee.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree as follows:

     1. Grant of Options. Subject to all of the terms, conditions and provisions of this Agreement, the Company hereby grants to Grantee options pursuant to which Grantee shall have the right and option to purchase from the Company all or any part of an aggregate of 150,000 shares of the common stock of the Company, of the par value of one cent ($0.01) per share ("Common Stock"), which shares shall consist of authorized but unissued shares or issued shares reacquired by the Company. The option is not intended to constitute an "incentive stock option" as that term is used in IRS Code Section 422.

     2. Option Price. The option or purchase price payable by Grantee to the Company in exercise of this option shall be $12.00 dollars per share ("Option Price"), being the fair market value of the Common Stock of the Company on December 5, 2001 (the "Grant Date").

     3. Vesting. The options shall vest and become exercisable as to 50% of the Common Stock covered hereby one year following the Grant Date and as to 100% of the Common Stock covered hereby two years following the Grant Date.

Other terms and conditions upon which the options may be exercised are:

     (a) General. Except with respect to the death, disability, retirement or voluntary or involuntary termination of employment of Grantee or as otherwise agreed to in writing by the Board of Directors or the Compensation Committee of the Board of Directors (the "Plan Administrator"), no option may be exercised at any time unless Grantee has been continuously employed by the Company, or a parent, subsidiary or affiliate of the Company, from the Grant Date until and including the date on which the option is exercised.

     (b) Death. In the event of death of the Grantee, any options to the extent vested and exercisable on the date of death may be exercised by the Grantee's estate, or by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the

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Grantee prior to the sooner (i) of the expiration date provided in Section 7 and
(ii) the close of business on the last business day that occurs prior to one year following the Grantee's death. This provision shall apply notwithstanding the fact that the Grantee's employment may have terminated prior to death (including by disability, retirement or voluntary or involuntary termination), but only to the extent of any options that are vested and exercisable on the date of death.

     (c) Disability and Retirement. In the event of termination of the Grantee's employment by reason of retirement or permanent disability (as each is determined by the Plan Administrator), any options to the extent vested and exercisable on the date of retirement or disability may be exercised by Grantee, Grantee's estate or by any person who acquires the right to exercise the option as a conservator or guardian, prior to the sooner of (i) the expiration date provided in Section 7 and (ii) the close of business on the last business day that occurs prior to 180 days following such date of termination (in the case of permanent disability) or 90 days following such date of termination (in the case of retirement). This provision shall apply notwithstanding that fact that the Grantee's employment may have terminated prior to disability by reason of retirement or voluntary or involuntary termination of employment but only to the extent of options that are vested and exercisable on the date of disability.

     (d) Termination of Employment. In the event of the voluntary or involuntary termination of employment of Grantee for reason other than death, retirement or permanent disability, any options to the extent vested and exercisable on the date of termination of employment may be exercised by Grantee prior to the sooner of (i) the expiration date provided in Section 7 and (ii) the close of business on the last business day that occurs prior to 30 days following such date of termination.

The options granted herein shall automatically vest upon the happening of the following events:

     (a) Merger. In the event the Company has entered into an agreement to (i) merge or consolidate with another entity in a transaction in which the Company shall not survive or (ii) sell all or substantially all of the assets of the Company, and the surviving corporation or purchaser does not agree to assume this option as provided in Section 11 herein, then this option shall automatically vest as to all shares, the Company shall give notice of such agreement to the Grantee and such option shall be exercisable immediately prior to the consummation of such transaction.

     (b) Change in Control. Upon a Change in Control this option shall automatically vest as to all shares, the Company shall give notice of the Change of Control to the Grantee and such option shall be immediately exercisable. The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the board which occurs as follows:

          (i) Any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or

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     indirectly, of stock of the Company representing 25% or more of the total voting power of the Company's then outstanding capital stock.

          (ii) A tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company. In case of a tender offer described in this paragraph (ii), the Change in Control will be deemed to have occurred upon the first to occur of (A) any time during the offer when the person (using the definition in (i) above) making the offer owns or has accepted for payment stock of the Company with 25% or more of the total voting power of the Company's outstanding stock or (B) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with 50% or more of the total voting power of the Company's outstanding stock when the offer terminates.

          (iii) Individuals who were the board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the board following the election.

     (c) Other Events. The Plan Administrator may declare any other event as an event following which all or any portion of the options shall vest and be exercisable, which may be subject to such terms and conditions as the Plan Administrator may determine.

     4. Termination For Cause. Notwithstanding any other provision in this Agreement, if the employment of Grantee is terminated "for cause," the option, regardless of whether vested or unvested, shall immediately terminate and Grantee shall have no rights with respect thereto. As used herein, cause means
(i) willful misconduct or intentional and continual neglect of duties which in the business judgment of the Board of Directors of the Company (excluding the Grantee if applicable) has materially adversely affected the Company or its subsidiaries; provided, however, that the Grantee shall have first received written notice from the Board of Directors advising of the acts or omissions that constitute the misconduct or neglect of duties, and such misconduct or neglect of duties continues after the Grantee shall have had a reasonable opportunity to correct the same or (ii) theft or conviction of a felony or any crime involving dishonesty or moral turpitude.

     5. Manner of Payment. The options granted herein may be exercised according to the following methods:

     (a) Subject to the following provisions of this Section 5, upon the exercise in respect of any shares of Common Stock, Grantee shall pay to the Company, in full, the Option Price for such shares.

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     (b) The Option Price shall be payable in cash or by tendering shares of
Common Stock in a manner reasonably acceptable to the Plan Administrator and valued at fair market value as of the day of exercise of the option, or in any combination thereof.

     (c) The Plan Administrator may permit Grantee to elect to pay the Option Price upon the exercise of an option through a cashless exercise procedure approved by the Plan Administrator by irrevocably authorizing a broker to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of such option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise.

     6. Issuance of Certificates. As soon as practicable after receipt of payment, the Company shall deliver to the Grantee a certificate or certificates for such shares of Common Stock unless such certificate or certificates have been previously delivered to a broker pursuant to Section 5. The Grantee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

     7. Exercise Period. The option shall become first exercisable after they vest according to the terms of Section 3 hereof. Any portion of the option which remains unexercised after the Company's close of business on the last business day that occurs prior to the tenth anniversary of the Grant Date shall expire. The option may be exercised only if the Common Stock or other securities issuable upon such exercise are duly registered under the Securities Act of 1933 and applicable state securities laws, or unless the issuance is exempt from such registrations.

     8. No Employment Commitment. Grantee acknowledges that neither the grant of options nor the execution of this Agreement by the Company shall be interpreted or construed as imposing upon the Company an obligation to retain her services for any stated period of time, which employment shall continue to be at the pleasure of the Company at such compensation as it shall determine, unless otherwise provided in a written employment agreement.

     9. Grantee's Agreement. Grantee expressly and specifically agrees that:

     (a) With respect to the calendar year in which such options are exercised, the Grantee shall include in her gross income for federal income tax purposes the amount, if any, by which the fair market value of the stock on the date of exercise exceeds the Option Price; and

     (b) The grant of options is special incentive compensation which shall not be taken into account as "wages" or "salary" in determining the amount of payment or benefit to the Grantee under any pension, thrift, stock or deferred compensation plan of the Company, as the case may be; and

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     (c) On behalf of the Grantee's beneficiary, such grant shall not affect the amount of any life insurance coverage available to such beneficiary under any life insurance plan covering employees of the Company.

     10. Rights as a Stockholder. The Grantee shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to her.

     11. Changes in the Company's Capital Structure.

     (a) The options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If, while the options are outstanding, the Company shall effect a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then, (i) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to options hereunder shall be proportionately increased; and (ii) in the event of a decrease in the number of such shares outstanding the number of shares then available for option hereunder shall be proportionately decreased.

     (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, Grantee shall, at no additional cost, be entitled upon exercise of this option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this option shall then be so exercisable, the number and class of shares of stock, other securities or consideration to which Grantee would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, Grantee had been the holder of record of a number of shares of the Company equal to the number of shares as to which this option had been exercisable.

     (d) If the Company is about to be merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company is about to sell or otherwise dispose of substantially all of its assets to another corporation or other entity while unexercised options remain outstanding, then the Plan Administrator may, at its discretion, direct that any of the following shall occur:

          (i) If the successor entity is willing to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, Grantee shall be entitled to receive, upon the exercise of this option and payment of the Option Price, in lieu

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     of shares of Common Stock, such shares of stock or other securities as
     Grantee would have been entitled to receive had this option been exercised immediately prior to the consummation of such merger, consolidation or sale, and the terms of this option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the option following such merger, consolidation or sale of assets;

          (ii) The Plan Administrator may waive any limitations set forth herein with respect to this option. This option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets; and/or

          (iii) The Plan Administrator may cancel all outstanding options as of the effective date of any such merger, consolidation or sale of assets provided that prior notice of such cancellation shall be given to Grantee at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and Grantee shall have the right to exercise the option in full during a period of not less than 30 days prior to the effective date of such merger, consolidation or sale of assets.

     (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

     12. Administration; Amendment. The option grant shall be administered by the Plan Administrator, which shall have authority to construe and apply the provision hereof, and whose determinations shall be final and binding. Nothing in this Agreement, however, shall give the Plan Administrator or any other person the right, power or authority to change, amend, alter or repeal the terms of this Agreement without the prior written consent of the Grantee.

     13. Non-Transferability. The options granted hereunder are not transferable or assignable by Grantee except by will or the laws of descent and distribution and during the life of Grantee shall only be exercisable by the Grantee or her guardian or legal representative.

     IN WITNESS WHEREOF, this Agreement is executed and entered into effective on the day and year first above expressed.

ATTEST:                                NUEVO ENERGY COMPANY


 /s/ Bruce K. Murchison                     By:  /s/ James L. Payne
-------------------------                      --------------------------------
Bruce K. Murchison                          Name:  James L. Payne
Secretary                                   Title: Chairman, President and
                                                   Chief Executive Officer

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                                                   /s/ Janet F. Clark
                                                   -----------------------------
                                                   Janet F. Clark, Grantee

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